INVESTMENTS IN AFFILIATES - Components (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 981,196	$ 877,810
Dividends	(336,286)	(287,263)
Equity in net earnings of affiliates	95,458	107,553
Impairment of investment in affiliate	(149,389)	0
Share of other comprehensive income of affiliates	(19,197)	5,125
Equity in net assets of affiliates	$ 571,782	$ 703,225	$ 648,780